UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2011

NEONODE, INC.
(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 0-8419

Delaware	94-1517641
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Sweden -Linnegatan 89, SE-115 23 Stockholm
USA - 651 Byrdee Way, Lafayette, CA. 94549
(Address of principal executive offices, including Zip Code)

Sweden + 46 8 667 17 17
USA + 1 925 768 0620
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 3.03                      Material Modification to Rights of Security Holders.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 9.01                      Financial Statements and Exhibits.

Signatures

Exhibit Index

Ex-3.1	Certificate of Amendment of the Company’s Amended and Restated Certificate of Incorporation.

Ex-99.1	Press Release dated March 25, 2011

Section 3 — Securities and Trading Markets

Item 3.03              Material Modification to Rights of Security Holders.

See Item 5.03 below.

Section 5 — Corporate Governance and Management

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2011, Neonode, Inc. (the “Company”) filed a Certificate of Amendment of its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware effecting a reverse stock split of the Company’s issued and outstanding shares of Common stock and Preferred Stock at a ratio of twenty-five-to-one (the “Reverse Split”).  The Certificate of Amendment provides that each twenty-five (25) outstanding shares of the Corporation’s Common Stock, par value $0.001 per share, will be exchanged and combined, automatically, without further action, into one (1) share of Common Stock, and each twenty-five (25) outstanding shares of the Corporation’s Preferred Sock, par value $0.001 per share, will be exchanged and combined, automatically, without further action, into one (1) share of Preferred Stock.  The Reverse Split will reduce the number of issued and outstanding shares of the Company’s common stock from approximately 556.70 million shares to approximately 22.27 million shares.  The Reverse Split became effective on the close of business on March 25, 2011 and trading of the Company’s common stock on the OTCBB on a split-adjusted basis will begin at the open of trading on March 28, 2011.  No fractional shares will be issued in connection with the reverse stock split.  Any fractional shares resulting from the Reverse Split will be rounded up to nearest whole number.  The par value and other terms of the stock were not affected by the Reverse Split.  A more detailed description of the Reverse Split and its principal effects is contained in the Company’s Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on July 15, 2010.

A copy of the Certificate of Amendment is attached hereto and is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company’s transfer agent, American Stock Transfer and Trust Company, is acting as exchange agent for the reverse stock split and will send instructions to stockholders of record regarding the exchange of their stock certificates.

On March 25, 2011, the Company issued a press release with respect to the reverse stock split described above.  A copy of such press release is attached hereto and is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.             Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment of the Company’s Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 25, 2011.

99.1	Press Release dated March 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEONODE, INC.

By:	/s/ David W. Brunton
Name: David W. Brunton
Title: Chief Financial Officer

Date: March 28, 2011